Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-G

KEY PERFORMANCE FACTORS
April 30, 1999



Expected B Maturity 9/15/2006


Blended Coupon 5.1322%


Excess Protection Level
3 Month Average   5.97%
April, 1999   5.15%
March, 1999   6.71%
February, 1999   6.06%


Cash Yield17.83%


Investor Charge Offs 5.23%


Base Rate 7.45%


Over 35 Day Delinquency 4.87%


Seller's Interest10.40%


Total Payment Rate14.17%


Total Principal Balance$42,469,994,217.25


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,418,074,698.76